                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-90740 and File No. 333-20093.



ARTHUR ANDERSEN LLP


Houston, Texas
March 5, 1998